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                                                                     EXHIBIT 4.1


        [SEAL]                [LOGO OF LINKSHARE]                [SEAL]

NUMBER                       LINKSHARE CORPORATION                 SHARES
__________                INCORPORATED UNDER THE LAWS              __________
                           OF THE STATE OF DELAWARE                CUSIP [     ]


THIS CERTIFIES THAT




is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF
                              LINKSHARE CORPORATION
(hereinafter, referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Restated Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto, to all of which the holder of this Certificate by acceptance hereof assents.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                /s/                  [SEAL]       /s/
                     SECRETARY                    CHAIRMAN and EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
              HSBC BANK USA
                          TRANSFER AGENT AND REGISTRAR,

BY:



AUTHORIZED SIGNATURE
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                              LINKSHARE CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -  as tenants in common
TEN COM  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT --           ___________ Custodian __________
                                 (Cust)               (Minor)

                               under Uniform Gifts to Minors
                               Act ___________________
                                         (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________

___________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
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Dated____________________


                                            ___________________________________
                                            NOTICE: THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF
                                            THIS CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:


___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15.